                                                              Exhibit 99.(a)(2)

                            LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                       OF
                                   CPI CORP.
           PURSUANT TO THE OFFER TO PURCHASE DATED DECEMBER 9, 1997

   THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, JANUARY 7, 1998, UNLESS THE OFFER IS EXTENDED.

               TO: HARRIS TRUST COMPANY OF NEW YORK, DEPOSITARY

         By Mail:           Facsimile Transmission:          By Hand:
    Wall Street Station   (for Eligible Institutions      Receive Window
       P.O. Box 1023                 Only)          88 Pine Street, 19th Floor
   New York, NY 10268-1023                               New York, NY 10005
                                (212) 701-7636
                                (212) 701-6737

                             CONFIRM BY TELEPHONE:

                                (212) 701-7663

                             By Overnight Courier:
                          88 Pine Street, 19th Floor
                              New York, NY 10005

                                ---------------

  DELIVERY OF THIS INSTRUMENT AND ALL OTHER DOCUMENTS TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

          PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company or the Philadelphia Depository Trust Company (hereinafter, collectively referred to as the "Book-Entry Transfer Facilities") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.


                        DESCRIPTION OF SHARES TENDERED
                          (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE USE PRE-ADDRESSED LABEL OR FILL IN                     TENDERED CERTIFICATES
EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))      (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------
                                                    CERTIFICATE        NUMBER OF     NUMBER OF SHARES
                                                    NUMBER(S)*          SHARES          TENDERED**
                                       --------------------------------------------------------------
                                       --------------------------------------------------------------
                                       --------------------------------------------------------------
                                       --------------------------------------------------------------
                                       --------------------------------------------------------------
                                       --------------------------------------------------------------
                                                   TOTAL SHARES TENDERED

-------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration. (Attach additional signed list if necessary.)*** See Instruction 10.
 1st:           2nd:            3rd:           4th:            5th:
-------------------------------------------------------------------------------
   * DOES NOT need to be completed if Shares are tendered by book-entry transfer.
  ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
 *** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.
-------------------------------------------------------------------------------

                    NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

  Stockholders who desire to tender Shares pursuant to the Offer (as defined below) and who cannot deliver their certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.
--------------------------------------------------------------------------------

 [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution: ___________________________________________

   Check Box of Applicable Book-Entry Transfer Facility:

     [_] The Depository Trust Company
                                 [_] Philadelphia Depository Trust Company

 Account Number______________________________________________________________

 Transaction Code Number_____________________________________________________

 [_] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Owner(s): __________________________________________

      Date of Execution of Notice of Guaranteed Delivery: ______________________

      Name of Institution that Guaranteed Delivery: ____________________________

      Check Box of Applicable Book-Entry Transfer Facility and Give Account Number if Delivered by Book-Entry Transfer.

     [_] The Depository Trust Company
                                 [_] Philadelphia Depository Trust Company

 Account Number______________________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   ODD LOTS
                              (SEE INSTRUCTION 8)

   To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record, as of the close of business on December 8, 1997 and who continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

 [_] was the beneficial or record owner of, as of the close of business on December 8, 1997, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

 [_] is a broker dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on December 8, 1997, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

 In addition, the undersigned is tendering Shares either (check one box):

 [_] at the Purchase Price (defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

 [_]  at the price per Share indicated below under "Price (In Dollars) Per
      Share At Which Shares Are Being Tendered" in this Letter of Transmittal.
--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

TO HARRIS TRUST COMPANY OF NEW YORK:

  The undersigned hereby tenders to CPI Corp., a Delaware corporation (the "Company"), the above described shares of the Company's common stock, $.40 par value per share (the "Shares") (including the associated Preferred Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of May 1, 1989, between the Company and the Rights Agent named therein, as amended), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated December 9, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

  Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

    (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants to the Company that:

    (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

      (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

      (ii) such tender of Shares complies with Rule 14e-4;

    (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

    (d) the undersigned has read and agrees to all of the terms of the Offer.

  All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

  The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not in excess of $23.00 nor less than $18.00 per Share) net to the seller in cash (the "Purchase Price") that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $.125) specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 2,350,000 Shares (or such lesser number of Shares as are properly tendered at prices not in excess of $23.00 nor less than $18.00 per share) pursuant to the Offer. The undersigned understands that all Shares properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and Shares not purchased because of proration.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by, such certificate or tendered by such book-entry transfer.

  The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The check for the aggregate net Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
-------------------------------------------------------------------------------

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
-------------------------------------------------------------------------------
                              CHECK ONLY ONE BOX.
           IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES

   (Stockholders who desire to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.)
-------------------------------------------------------------------------------

  [_] $18.000  [_] $18.875 [_] $19.750 [_] $20.625 [_] $21.500 [_] $22.375
  [_] $18.125  [_] $19.000 [_] $19.875 [_] $20.750 [_] $21.625 [_] $22.500
  [_] $18.250  [_] $19.125 [_] $20.000 [_] $20.875 [_] $21.750 [_] $22.625
  [_] $18.375  [_] $19.250 [_] $20.125 [_] $21.000 [_] $21.875 [_] $22.750
  [_] $18.500  [_] $19.375 [_] $20.250 [_] $21.125 [_] $22.000 [_] $22.875
  [_] $18.625  [_] $19.500 [_] $20.375 [_] $21.250 [_] $22.125 [_] $23.000
  [_] $18.750  [_] $19.625 [_] $20.500 [_] $21.375 [_] $22.250

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                  TENDER OF DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 9)

   This section is to be completed ONLY if Shares held in the Company's Dividend Reinvestment Plan are to be tendered.

 [_] By this box, the undersigned represents that the undersigned is a participant in the Company's Dividend Reinvestment Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal:

                           __________ Shares(/1/)
-------------------------------------------------------------------------------

 (/1/) The undersigned understands and agrees that all Shares held in the
       Dividend Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank.
------------------------------------------------------------------------------
[_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST OR DESTROYED AND SEE INSTRUCTION 16.

    Number of Shares represented by the lost or destroyed certificates:________

  --------------------------------          --------------------------------
    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 6, 7 AND          (SEE INSTRUCTIONS 1, 4, 6, 7 AND
                11)                                       11)


   To be completed ONLY if certif-      To be completed ONLY if certif-
 icates for Shares not tendered or    icates for Shares not tendered or
 not purchased and/or any check       not purchased and/or any check
 for the aggregate Purchase Price     for the Purchase Price of Shares
 of Shares purchased are to be is-    purchased, issued in the name of
 sued in the name of someone other    the undersigned, are to be mailed
 than the undersigned.                to someone other than the under-
                                      signed or to the undersigned at
Issue: [_] Check to:                  an address other than that shown
       [_] Certificates to:           on page 1 above.

 Name(s)___________________________   Mail:  [_] Check to: [_] Certificates to:
           (PLEASE PRINT)
 Address___________________________   Name(s)___________________________
 __________________________________              (PLEASE PRINT)
             (ZIP CODE)               Address___________________________
 __________________________________   __________________________________
    (TAXPAYER IDENTIFICATION OR                    (ZIP CODE)
      SOCIAL SECURITY NUMBER)

 ----------------------------------   ----------------------------------

 ----------------------------------------------------------------------------

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL STOCKHOLDERS)
         (PLEASE COMPLETE AND RETURN THE ENCLOSED SUBSTITUTE FORM W-9)

   (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------

                          SIGNATURE(S) OF OWNER(S)
 Dated: ___________________,

 Name(s): ___________________________________________________________________
                                (PLEASE PRINT)
 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________
                              (INCLUDE ZIP CODE)

 Area Code(s) and Telephone Number(s): ______________________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)
 Name of Firm: ______________________________________________________________

 Authorized Signature: ______________________________________________________

 Name: ______________________________________________________________________
                                (PLEASE PRINT)
 Title: _____________________________________________________________________

 Address: ___________________________________________________________________
                              (INCLUDE ZIP CODE)
 Area Code and Telephone Number: ____________________________________________

 Dated: ___________________, ______________

 ----------------------------------------------------------------------------

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

    (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

    (b) such Shares are tendered for the account of a member in good standing of the Security Transfers Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each such entity, an "Eligible Institution").

  In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in
Section 3 of the Offer to Purchase.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

  The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

  3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

  5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the stockholder MUST check the box indicating the price per Share at which such holder is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portions of such holder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder's Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

  6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

  (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

  (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

  (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

  (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or their certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

  (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

  7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

    (a) payment of the Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

    (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

    (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption therefrom is submitted.

  8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares properly tendered by any stockholder who owned beneficially or of record, as of the close of business on December 8, 1997 and as of the Expiration Date, an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

  9. DIVIDEND REINVESTMENT PLAN. If a tendering stockholder desires to have tendered pursuant to the Offer Shares credited to the stockholder's account under the Company's Dividend Reinvestment Plan (the "Dividend Reinvestment Plan"), the box captioned "Tender of Dividend Reinvestment Plan Shares" should be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares credited to the stockholder's account under the Dividend Reinvestment Plan at the lowest of the prices specified in such Letters of Transmittal.

  If a stockholder authorizes a tender of Shares held in the Dividend Reinvestment Plan, all such Shares credited to such stockholder's account(s), including fractional Shares, will be tendered, unless otherwise specified in the appropriate space in the box captioned "Tender of Dividend Reinvestment Plan Shares." In the event that the box captioned "Tender of Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering stockholder's account will be tendered. See Section 3 of the Offer to Purchase for a further explanation of the procedures for tendering and consequences of tendering Dividend Reinvestment Plan Shares. If a participant tenders all of such participant's Dividend Reinvestment Plan Shares and all such Shares are purchased by the Company pursuant to the Offer, such tender will be deemed to be authorization and written notice to Harris Trust Company of New York of termination of such participant's participation in the Dividend Reinvestment Plan.

  10. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. See Sections 1 and 13 of the Offer to Purchase.

  11. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

  12. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

  13. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

  14. FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Internal Revenue Service ("IRS"), unless the stockholder or other payee provides its taxpayer identification number (employer identification number or social security number) to the Depositary (as payor) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct taxpayer identification number, the tendering stockholder also may be subject to a penalty imposed by the IRS. The box in part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to the payment of the Purchase Price, the Depositary will withhold 31% on all such payments of the Purchase Price. If the tendering stockholder provides the Depositary with a certified TIN within 60 days, the amount withheld shall be refunded by the Depositary. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, all corporations and certain Non-United States Holders (as defined herein)) are not subject to these backup withholding and information reporting requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Such statements can be obtained from the Depositary.

  15. WITHHOLDING ON NON-UNITED STATES HOLDER. Even if a Non-United States Holder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or his agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a Non-United States Holder is any stockholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust (a) the administration over which a United States court can exercise primary supervision and (b) all of the substantial decisions of which one or more United States persons have the authority to control. Notwithstanding the preceding sentence, to the extent provided in United States Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also not be Non-United States Holders. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a stockholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets the "complete termination," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Non-United States Holders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

  16. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares so lost, destroyed or stolen. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

  IMPORTANT: This Letter of Transmittal or a facsimile hereof (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received prior to 12:00 Midnight, New York City time, on the Expiration Date. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

                 PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK
-------------------------------------------------------------------------------

                      PART 1: PLEASE PROVIDE
                      YOUR TIN IN THE BOX AT
                      RIGHT AND CERTIFY BY
                      SIGNING AND DATING BELOW.
 SUBSTITUTE           For individuals, this is          ----------------------
 FORM W-9             your social security              Social Security Number
                      number (SSN). Resident
 PAYER'S REQUEST      aliens that do not have
 FOR TAXPAYER         or are not eligible to            OR ___________________
 IDENTIFICATION       receive a SSN may use             Employer Identification
 NUMBER (TIN)         your individual TIN. For                Number
 AND CERTIFICATION    other entities, this is
                      your employer identification
                      number (EIN). For sole
                      proprietorships, either
                      your SSN or EIN may be
                      used. Refer to the chart
                      on page 1 of the Guidelines
                      for Certification of
                      Taxpayer Identification
                      Number on Substitute
                      Form W-9 (the "Guidelines")
                      for further clarification.
                      If you do not have a
                      TIN, see instructions
                      on how to obtain a TIN
                      on page 2 of the Guidelines,
                      check the appropriate box
                      in Part 3 below indicating
                      that you are awaiting
                      a TIN and certify by
                      signing and dating below.
                     ----------------------------------------------------------
                      PART 2: For Payees exempt from backup
                      withholding, see the enclosed Guidelines and
                      complete as instructed therein.
                     ----------------------------------------------------------
                      PART 3: Awaiting TIN [_]
                     ----------------------------------------------------------
                      CERTIFICATION--Under penalties of perjury, I certify that (1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding. Certification instructions--You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return (see page 2 of the Guidelines for further clarification).

                      The Internal Revenue Service does not require your consent to any provision of this document other than certifications to avoid backup withholding.

                      SIGNATURE ________________________________________

                      DATE _____________________________________________

                      NAME _____________________________________________
                                          (PLEASE PRINT)

                      ADDRESS __________________________________________

                      __________________________________________________
                                        (INCLUDE ZIP CODE)

-------------------------------------------------------------------------------

FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


                                      SIGN

                                      HERE

                    The Information Agent for the Offer is:

                                      LOGO
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)

                                       or

                         Call Toll-Free (800) 322-2885

                      The Dealer Manager for the Offer is:

                     CREDIT SUISSE FIRST BOSTON CORPORATION
                             Eleven Madison Avenue
                         New York, New York 10010-3629
                                 (800) 881-8320